Q2 ’14 Supplemental Information July 28, 2014

Non-GAAP Disclaimer The financial results disclosed in this presentation include certain measures calculated and presented in accordance with GAAP. In addition to the GAAP results included in this presentation, Knowles has presented supplemental, non-GAAP gross profit, earnings before interest and income taxes, adjusted earnings before interest and income taxes and non-GAAP diluted earnings per share to facilitate evaluation of Knowles’ operating performance. These non-GAAP financial measures exclude certain amounts that are included in the most directly comparable GAAP measure. In addition, these non-GAAP financial measures do not have standard meanings and may vary from similarly titled non- GAAP financial measures used by other companies. Knowles uses non-GAAP measures as supplements to its GAAP results of operations in evaluating certain aspects of its business, and its Board of Directors and executive management team focus on non-GAAP items as key measures of Knowles’ performance for business planning purposes. These measures assist Knowles in comparing its performance between various reporting periods on a consistent basis, as these measures remove from operating results the impact of items that, in Knowles’ opinion, do not reflect its core operating performance. Knowles believes that its presentation of these non-GAAP financial measures is useful because it provides investors and securities analysts with the same information that Knowles uses internally for purposes of assessing its core operating performance. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures, see the reconciliation tables included in the second quarter 2014 earnings release. 2

Q2 ‘14 Financial Results Quarter over year ago period Q2FY14 Q2FY13 Revenue $281.0 million $296.7 million Gross Profit $33.8 million $101.2 million Non-GAAP Gross Profit $82.1 million $105.6 million (Loss) Earnings Before Interest and Income Taxes $(44.0) million $28.0 million Adjusted Earnings Before Interest and Income Taxes $21.5 million $50.6 million Diluted (loss) earnings per share $(0.93) $0.20 Diluted earnings per share $0.26 $0.42 3

$296.7 $311.6 $330.3 $273.4 $281.0 $0 $60 $120 $180 $240 $300 $360 Q2FY13 Q3FY13 Q4FY13 Q1FY14 Q2FY14 Revenue $ M il li o n s 4

Adjusted EBIT $ Mi ll io n s $50.6 $67.3 $63.2 $32.1 $21.5 $0 $20 $40 $60 $80 Q2FY13 Q3FY13 Q4FY13 Q1FY14 Q2FY14 5

Revenue by Segment (% of revenue) Mobile Consumer 64% Specialty Components 36% Q2 2014 Q2 2013 Mobile Consumer 59% Specialty Components 41% 6

Q3 ‘14 Projections (non-GAAP)* 7 Q3FY14E Revenue $310 million - $330 million Gross Margin 32 percent - 34 percent Adjusted EBIT Margin 14 percent – 15 percent EPS (diluted) $0.45 - $0.52 Shares Outstanding (diluted) 85.8 million *Projections as of 7/28/14; Q3 2014 GAAP results are expected to include approximately $3 million in stock based compensation, $11 million in amortization of intangibles, $7 million in production transfer related costs, $5 to $10 million in restructuring costs, and related tax effects on these items.

Mobile Consumer Electronics Specialty Components Corporate Quarter Ended Quarter Ended Quarter Ended June 30, 2014 March 31, 2014 December 31, 2013 September 30, 2013 June 30, 2013 June 30, 2014 March 31, 2014 December 31, 2013 September 30, 2013 June 30, 2013 Revenues 166.7$ 164.0$ 217.9$ 199.8$ 189.7$ 114.3$ 109.4$ 112.4$ 111.8$ 107.1$ Gross Profit (4.8)$ 41.9$ 72.1$ 72.4$ 58.9$ 38.5$ 41.3$ 41.5$ 44.7$ 43.0$ Stock-Based Compensation Expense - - - - - 0.1 Fixed Asset and Related Inventory Charges 25.8 0.8 6.0 0.4 - - - - - - Restructuring Charges 13.5 - - 0.3 3.3 2.9 - 1.0 0.7 0.7 Production Transfers Costs 2.4 1.7 1.4 0.9 0.9 3.4 3.4 2.4 1.8 0.8 Other - - - - - - - - - (1.4) Non-GAAP Gross Profit 36.9$ 44.4$ 79.5$ 74.0$ 63.1$ 44.9$ 44.7$ 44.9$ 47.2$ 43.1$ Non-GAAP Gross Profit as % of Revenues 22.1% 27.1% 36.5% 37.0% 33.3% 39.3% 40.9% 39.9% 42.2% 40.2% Research and Development Expenses 14.4$ 12.3$ 13.9$ 12.3$ 13.8$ 7.3$ 6.9$ 6.7$ 7.5$ 7.4$ Stock-Based Compensation Expense (0.1) - - - - (0.1) - - - - Non-GAAP Research and Development Expenses 14.3$ 12.3$ 13.9$ 12.3$ 13.8$ 7.2$ 6.9$ 6.7$ 7.5$ 7.4$ Non-GAAP Research and Development Expenses as % of Revenues 8.6% 7.5% 6.4% 6.2% 7.3% 6.3% 6.3% 6.0% 6.7% 6.9% Selling and Administrative Expenses 23.8$ 23.2$ 21.8$ 21.0$ 16.0$ 15.7$ 17.5$ 16.8$ 15.0$ 19.3$ Stock-Based Compensation Expense (0.4) (0.2) - (0.1) (0.1) (0.3) (0.2) - (0.2) (0.3) Intangibles Amortization Expense (8.0) (7.6) (7.6) (8.0) (8.0) (2.7) (3.1) (2.9) (3.5) (4.3) Production Transfers Costs - - - - 0.2 - (0.7) (0.1) (0.1) - Other - - - - - - - - - - Non-GAAP Selling and Administrative Expenses 15.4$ 15.4$ 14.2$ 12.9$ 8.1$ 12.7$ 13.5$ 13.8$ 11.2$ 14.7$ Non-GAAP Selling and Administrative Expenses as % of Revenues 9.2% 9.4% 6.5% 6.5% 4.3% 11.1% 12.3% 12.3% 10.0% 13.7% Operating Expenses 42.8$ 35.5$ 35.7$ 33.4$ 31.2$ 22.7$ 24.6$ 23.9$ 23.4$ 30.8$ Stock-Based Compensation Expense (0.5) (0.2) - (0.1) (0.1) (0.4) (0.2) - (0.2) (0.3) Intangibles Amortization Expense (8.0) (7.6) (7.6) (8.0) (8.0) (2.7) (3.1) (2.9) (3.5) (4.3) Restructuring Charges (4.6) - - (0.1) (1.4) 0.3 (0.2) (0.4) (0.9) (4.1) Production Transfers Costs - - - - 0.2 - (0.7) (0.1) (0.1) - Other - - - - - - - - - - Non-GAAP Operating Expenses 29.7$ 27.7$ 28.1$ 25.2$ 21.9$ 19.9$ 20.4$ 20.5$ 18.7$ 22.1$ Non-GAAP Operating Expenses as % of Revenues 17.8% 16.9% 12.9% 12.6% 11.5% 17.4% 18.6% 18.2% 16.7% 20.6% Operating (Loss) Earnings (47.6)$ 6.4$ 36.4$ 39.0$ 27.7$ 15.8$ 16.7$ 17.6$ 21.3$ 12.2$ Other Expense (Income), net (0.1) (0.4) (0.1) 0.8 0.7 1.0 1.0 0.3 0.3 0.4 (Loss) Earnings Before Interest and Income Taxes (47.5) 6.8 36.5 38.2 27.0 14.8 15.7 17.3 21.0 11.8 Stock-Based Compensation Expense 0.5 0.2 - 0.1 0.1 0.5 0.2 - 0.2 0.3 Intangibles Amortization Expense 8.0 7.6 7.6 8.0 8.0 2.7 3.1 2.9 3.5 4.3 Fixed Asset and Related Inventory Charges 25.8 0.8 6.0 0.4 - - - - - - Restructuring Charges 18.1 - - 0.4 4.7 2.6 0.2 1.4 1.6 4.8 Production Transfers Costs 2.4 1.7 1.4 0.9 0.7 3.4 4.1 2.5 1.9 0.8 Other - - - - - - - - - (1.4) Adjusted Earnings Before Interest and Income Taxes 7.3$ 17.1$ 51.5$ 48.0$ 40.5$ 24.0$ 23.3$ 24.1$ 28.2$ 20.6$ Adjusted Earnings Before Interest and Income Taxes as % of Revenues 4.4% 10.4% 23.6% 24.0% 21.3% 21.0% 21.3% 21.4% 25.2% 19.2% Historical Segment Data 8 (in $ millions)

Reconciliation of Segment EBIT to Consolidated Net Earnings 9 (in $ millions) Quarter Ended June 30, 2014 March 31, 2014 December 31, 2013 September 30, 2013 June 30, 2013 (Loss) earnings before interest and income taxes Mobile Consumer Electronics (47.5)$ 6.8$ 36.5$ 38.2$ 27.0$ Specialty Components 14.8 15.7 17.3 21.0 11.8 Total segments (32.7) 22.5 53.8 59.2 38.8 Corporate expense / other 11.3 11.7 12.7 8.8 10.8 Interest expense, net 1.8 0.7 5.8 12.2 12.1 (Loss) earnings before income taxes (45.8) 10.1 35.3 38.2 15.9 Provision for (benefit from) income taxes 33.1 2.5 2.3 (6.0) (0.8) Net (loss) earnings (78.9)$ 7.6$ 33.0$ 44.2$ 16.7$